Report of
Independe
nt
Registere
d Public
Accountin
g Firm

The Board
of
Trustees
and
Sharehold
ers
Putnam
Investmen
t Funds:

In
planning
and
performin
g our
audit of
the
financial
statement
s of
Putnam
Small Cap
Value
Fund (the
Fund), a
series of
Putnam
Investmen
t Funds,
as of and
for the
year
ended
February
28, 2018,
in
accordanc
e with
the
standards
of the
Public
Company
Accountin
g
Oversight
Board
(United
States),
we
considere
d the
Funds
internal
control
over
financial
reporting
,
including
controls
over
safeguard
ing
securitie
s, as a
basis for
designing
our
auditing
procedure
s for the
purpose
of
expressin
g our
opinion
on the
financial
statement
s and to
comply
with the
requireme
nts of
Form
NSAR, but
not for
the
purpose
of
expressin
g an
opinion
on the
effective
ness of
the Funds
internal
control
over
financial
reporting
..
According
ly, we
express
no such
opinion.
Managemen
t of the
Fund is
responsib
le for
establish
ing and
maintaini
ng
effective
internal
control
over
financial
reporting
.. In
fulfillin
g this
responsib
ility,
estimates
and
judgments
by
managemen
t are
required
to assess
the
expected
benefits
and
related
costs of
controls.
A
companys
internal
control
over
financial
reporting
is a
process
designed
to
provide
reasonabl
e
assurance
regarding
the
reliabili
ty of
financial
reporting
and the
preparati
on of
financial
statement
s for
external
purposes
in
accordanc
e with
generally
accepted
accountin
g
principle
s. A
companys
internal
control
over
financial
reporting
includes
those
policies
and
procedure
s that
(1)
pertain
to the
maintenan
ce of
records
that, in
reasonabl
e detail,
accuratel
y and
fairly
reflect
the
transacti
ons and
dispositi
ons of
the
assets of
the
company;
(2)
provide
reasonabl
e
assurance
that
transacti
ons are
recorded
as
necessary
to permit
preparati
on of
financial
statement
s in
accordanc
e with
generally
accepted
accountin
g
principle
s, and
that
receipts
and
expenditu
res of
the
company
are being
made in
accordanc
e with
authoriza
tions of
managemen
t and
trustees
of the
company;
and (3)
provide
reasonabl
e
assurance
regarding
preventio
n or
timely
detection
of the
unauthori
zed
acquisiti
on, use,
or
dispositi
on of the
companys
assets
that
could
have a
material
effect on
the
financial
statement
s.
Because
of its
inherent
limitatio
ns,
internal
control
over
financial
reporting
may not
prevent
or detect
misstatem
ents.
Also,
projectio
ns of any
evaluatio
n of
effective
ness to
future
periods
are
subject
to the
risk that
controls
may
become
inadequat
e because
of
changes
in
condition
s, or
that the
degree of
complianc
e with
the
policies
or
procedure
s may
deteriora
te.
A
deficienc
y in
internal
control
over
financial
reporting
exists
when the
design or
operation
of a
control
does not
allow
managemen
t or
employees
, in the
normal
course of
performin
g their
assigned
functions
, to
prevent
or detect
misstatem
ents on a
timely
basis. A
material
weakness
is a
deficienc
y, or a
combinati
on of
deficienc
ies, in
internal
control
over
financial
reporting
, such
that
there is
a
reasonabl
e
possibili
ty that a
material
misstatem
ent of
the Funds
annual or
interim
financial
statement
s will
not be
prevented
or
detected
on a
timely
basis.

Our
considera
tion of
the Funds
internal
control
over
financial
reporting
was for
the
limited
purpose
described
in the
first
paragraph
and would
not
necessari
ly
disclose
all
deficienc
ies in
internal
control
that
might be
material
weaknesse
s under
standards
establish
ed by the
Public
Company
Accountin
g
Oversight
Board
(United
States).
However,
we noted
no
deficienc
ies in
the Funds
internal
control
over
financial
reporting
and its
operation
,
including
controls
over
safeguard
ing
securitie
s that we
consider
to be a
material
weakness
as
defined
above as
of
February
28, 2018.
This
report is
intended
solely
for the
informati
on and
use of
managemen
t and the
Board of
Trustees
of Putnam
Investmen
t Funds
and the
Securitie
s and
Exchange
Commissio
n and is
not
intended
to be and
should
not be
used by
anyone
other
than
those
specified
parties.

      /s/
KPMG
LLP

Boston,
Massachus
etts
April 10,
2018